UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2025

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana,	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FCF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The board of directors of First Commonwealth Financial Corporation (the "Company") has appointed Joseph V. DiVito, Jr. to serve as a new director of the Company effective November 1, 2025. Mr. DiVito will serve as a member of the Audit Committee and Risk Committee of the Company’s Board. In connection with his appointment, the number of directors constituting the board of directors was increased from 12 to 13.
There was no arrangement or understanding between Mr. DiVito and any other person pursuant to which he was elected as a director of the Company. There are no transactions between Mr. DiVito and the Company that would require disclosure under Item 404(a) of Regulation S-K.
Mr. DiVito will receive the same cash and equity compensation for board service as received by all non-management directors of the Company, consistent with the description under the heading “Compensation of Directors” in the Company’s proxy statement for the 2025 annual meeting of shareholders.

Item 7.01	Regulation FD Disclosure.
On November 3, 2025, the Company issued a press release relating to Mr. DiVito’s appointment to the Board, as described in Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
Exhibits

99.1	Press Release dated November 3, 2025 announcing the appointment of Joseph V. DiVito, Jr. to the Board of Directors
104	The cover page from this Current Report on Form 8-K, formatted in In-line XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 4, 2025

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer